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                                                                   EXHIBIT 10.04

                               INTERWOVEN, INC.

                          1999 EQUITY INCENTIVE PLAN

                           As Adopted July 22, 1999


          1.   PURPOSE. The purpose of this Plan is to provide incentives to
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attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

          2.   SHARES SUBJECT TO THE PLAN.
               --------------------------

               2.1  Number of Shares Available. Subject to Sections 2.2 and 18,
                    --------------------------
the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 2,900,000 Shares plus Shares that are subject to:
(a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. In addition, any authorized shares not issued or subject to outstanding grants under the 1996 Stock Option Plan and the 1998 Stock Option Plan (the "Prior Plans") on the Effective Date (as defined below) and any shares issued under the Prior Plans that are forfeited or repurchased by the Company or that are issuable upon exercise of options granted pursuant to the Prior Plans that expire or become unexercisable for any reason without having been exercised in full, will no longer be available for grant and issuance under the Prior Plans, but will be available for grant and issuance under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

               2.2  Adjustment of Shares. In the event that the number of
                    --------------------
outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that
                                                        --------  -------
fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

          3.   ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted
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only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided
                                                                        --------
such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 1,000,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company), who are eligible to receive up to a maximum of 1,500,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

          4.   ADMINISTRATION.
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               4.1  Committee Authority. This Plan will be administered by the
                    -------------------
Committee or by the Board acting as the Committee. Except for automatic grants to Outside Directors pursuant to Section 9 hereof, and
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subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Except for automatic grants to Outside Directors pursuant to Section 9 hereof, the Committee will have the authority to:

          (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

          (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

          (c)  select persons to receive Awards;

          (d)  determine the form and terms of Awards;

          (e) determine the number of Shares or other consideration subject to Awards;

          (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

          (g)  grant waivers of Plan or Award conditions;

          (h)  determine the vesting, exercisability and payment of Awards;

          (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

          (j)  determine whether an Award has been earned; and

          (k) make all other determinations necessary or advisable for the administration of this Plan.

               4.2  Committee Discretion. Except for automatic grants to Outside
                    --------------------
Directors pursuant to Section 9 hereof, any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

          5.   OPTIONS. The Committee may grant Options to eligible persons and
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will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

               5.1  Form of Option Grant. Each Option granted under this Plan
                    --------------------
will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"), and, except as otherwise required by the terms of Section 9 hereof, will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

               5.2  Date of Grant. The date of grant of an Option will be the
                    -------------
date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the

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granting of the Option.

               5.3  Exercise Period. Options may be exercisable within the times
                    ---------------
or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be
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exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by
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attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

               5.4  Exercise Price. The Exercise Price of an Option will be
                    --------------
determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that:
(i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

               5.5  Method of Exercise. Options may be exercised only by
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delivery to the Company of a written stock option exercise agreement  (the
"Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

               5.6  Termination. Notwithstanding the exercise periods set forth
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in the Stock Option Agreement, exercise of an Option will always be subject to the following:

          (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

          (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

          (c) Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then

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               hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

               5.7  Limitations on Exercise. The Committee may specify a
                    -----------------------
reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

               5.8  Limitations on ISO. The aggregate Fair Market Value
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(determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

               5.9  Modification, Extension or Renewal. The Committee may
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modify, extend or renew outstanding Options and authorize the grant of new
Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with
Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced
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below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

               5.10 No Disqualification.  Notwithstanding any other provision in
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this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

         6.    RESTRICTED STOCK. A Restricted Stock Award is an offer by the
               ----------------
Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

               6.1  Form of Restricted Stock Award. All purchases under a
                    ------------------------------
Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate,

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unless otherwise determined by the Committee.

               6.2  Purchase Price. The Purchase Price of Shares sold pursuant
                    --------------
to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

               6.3  Terms of Restricted Stock Awards. Restricted Stock Awards
                    --------------------------------
shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

               6.4  Termination During Performance Period. If a Participant is
                    -------------------------------------
Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

         7.    STOCK BONUSES.
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               7.1  Awards of Stock Bonuses. A Stock Bonus is an award of Shares
                    -----------------------
(which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

               7.2  Terms of Stock Bonuses. The Committee will determine the
                    ----------------------
number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

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               7.3  Form of Payment. The earned portion of a Stock Bonus may be
                    ---------------
paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

         8.    PAYMENT FOR SHARE PURCHASES.
               ---------------------------

               8.1  Payment. Payment for Shares purchased pursuant to this Plan
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may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

          (a) by cancellation of indebtedness of the Company to the Participant;

          (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

          (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are
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               not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

          (d) by waiver of compensation due or accrued to the Participant for services rendered;

          (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

               (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

               (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

          (f)  by any combination of the foregoing.

               8.2  Loan Guarantees. The Committee may help the Participant pay
                    ---------------
for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

          9.   AUTOMATIC GRANTS TO OUTSIDE DIRECTORS.
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               9.1  Types of Options and Shares. Options granted under this Plan
                    ----------------------------
and subject to this Section 9 shall be NQSOs.

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               9.2  Eligibility. Options subject to this Section 9 shall be
                    -----------
granted only to Outside Directors.

               9.3  Annual Grants. Each Outside Director who was a member of
                    -------------
the Board before the Effective Date will automatically be granted an Option for 10,000 Shares on the Effective Date, unless such Outside Director received a grant of Options before the Effective Date. Each Outside Director who first becomes a member of the Board on or after the Effective Date will automatically be granted an Option for 20,000 Shares on the date such Outside Director first becomes a member of the Board. Immediately following each annual meeting of stockholders, all Outside Directors will automatically be granted an Option for 10,000 Shares, provided the Outside Director is a member of the Board on such date and has served continuously as a member of the Board for a period of at least one year since the date when such Outside Director first became a member of the Board (the "Annual Grant").

               9.4  Vesting. Each Annual Grant shall be 100% vested and
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immediately exercisable as of the date of grant.

               9.5  Exercise Price. The exercise price of an Annual Grant shall
                    --------------
be the Fair Market Value of the Shares, at the time that the Option is granted.

          10.  WITHHOLDING TAXES.
               -----------------

               10.1 Withholding Generally. Whenever Shares are to be issued in
                    ---------------------
satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

               10.2 Stock Withholding. When, under applicable tax laws, a
                    -----------------
Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee

          11.  TRANSFERABILITY.
               ---------------

               11.1 Except as otherwise provided in this Section 11, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

               11.2 All Awards other than NQSO's. All Awards other than NQSO's
                    -----------------------------
shall be exercisable: (i) during the Participant's lifetime, only by (A) the Participant, or (B) the Participant's guardian or legal representative; and (ii) after Participant's death, by the legal representative of the Participant's heirs or legatees.

               11.3 NQSOs. Unless otherwise restricted by the Committee, an NQSO
                    -----
shall be exercisable: (i) during the Participant's lifetime only by (A) the Participant, (B) the Participant's guardian or legal representative, (C) a Family Member of the Participant who has acquired the NQSO by "permitted transfer;" and (ii) after Participant's death, by the legal representative of the Participant's heirs or legatees. "Permitted transfer" means, as authorized by this Plan and the Committee in an NQSO, any transfer effected by

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the Participant during the Participant's lifetime of an interest in such NQSO but only such transfers which are by gift or domestic relations order. A permitted transfer does not include any transfer for value and neither of the following are transfers for value: (a) a transfer of under a domestic relations order in settlement of marital property rights or (b) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity.

          12.  PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES..
               ------------------------------------------------------

               12.1 Voting and Dividends. No Participant will have any of the
                    --------------------
rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such
                                                        --------
Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to
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retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

               12.2 Financial Statements. The Company will provide financial
                    --------------------
statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be
                                    --------  -------
required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

               12.3 Restrictions on Shares. At the discretion of the Committee,
                    -----------------------
the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

          13.  CERTIFICATES. All certificates for Shares or other securities
               ------------
delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

          14.  ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a
               ------------------------
Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may
                                   --------  -------
require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

          15.  EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or
               -----------------------------
from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

          16.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not
               ----------------------------------------------
be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance.
Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to:
(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

          17.  NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award
               -----------------------
granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

          18.  CORPORATE TRANSACTIONS.
               ----------------------

               18.1 Assumption or Replacement of Awards by Successor. In the
                    ------------------------------------------------
event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participants, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards will expire on such transaction at such time and on such conditions as the Committee will determine. Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 18. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

               18.2 Other Treatment of Awards. Subject to any greater rights
                    -------------------------
granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

               18.3 Assumption of Awards by the Company. The Company, from time
                    -----------------------------------
to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable
 ------
upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

          19.  ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become
               ---------------------------------
effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "Effective Date"). This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to
           --------  -------
initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; (c) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Shares issued pursuant to any Awards shall be cancelled and any purchase of Shares issued hereunder shall be rescinded; and
(d) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted pursuant to such increase will be cancelled, any Shares issued pursuant to any Award granted pursuant to such increase will be cancelled, and any purchase of Shares pursuant to such increase will be rescinded.

          20.  TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided
               --------------------------
herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

          21.  AMENDMENT OR TERMINATION OF PLAN. The Board may at any time
               --------------------------------
terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval
              --------  -------
of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

          22.  NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by
               --------------------------
the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

          23.  DEFINITIONS. As used in this Plan, the following terms will have
               -----------
the following meanings:

               "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

               "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

               "Board" means the Board of Directors of the Company.

               "Cause" means the commission of an act of theft, embezzlement, fraud, dishonesty or a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company.

               "Code" means the Internal Revenue Code of 1986, as amended.

               "Committee" means the Compensation Committee of the Board.

               "Company" means Interwoven, Inc. or any successor corporation.

               "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

               "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

          (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;
                                                    -----------------------

          (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;
                           -----------------------

          (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall
                                                                        --------
               Street Journal;
               --------------

          (d) in the case of an Award made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

          (e) if none of the foregoing is applicable, by the Committee in good faith.

               "Family Member" includes any of the following:

          (a) child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant, including any such person with such relationship to the Participant by adoption;

          (b) any person (other than a tenant or employee) sharing the Participant's household;

          (c) a trust in which the persons in (a) and (b) have more than fifty percent of the beneficial interest;

          (d) a foundation in which the persons in (a) and (b) or the Participant control the management of assets; or

          (e) any other entity in which the persons in (a) and (b) or the Participant own more than fifty percent of the voting interest.

               "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
Section 16 of the Exchange Act.

               "Option" means an award of an option to purchase Shares pursuant to Section 5.

               "Outside Director" means a member of the Board who is not an employee of the Company or any Parent, Subsidiary or Affiliate of the Company.

               "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               "Participant" means a person who receives an Award under this Plan.

               "Performance Factors" means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

               (a)  Net revenue and/or net revenue growth;

               (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

               (c)  Operating income and/or operating income growth;

               (d)  Net income and/or net income growth;

               (e)  Earnings per share and/or earnings per share growth;

               (f) Total stockholder return and/or total stockholder return growth;

               (g)  Return on equity;

               (h)  Operating cash flow return on income;

               (i)  Adjusted operating cash flow return on income;

               (j)  Economic value added; and

               (k)  Individual confidential business objectives.

               "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

               "Plan" means this Interwoven, Inc. 1999 Equity Incentive Plan, as amended from time to time.

               "Restricted Stock Award" means an award of Shares pursuant to
Section 6.

               "SEC" means the Securities and Exchange Commission.

               "Securities Act" means the Securities Act of 1933, as amended.

               "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

               "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

               "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of
(i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

               "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

               "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

                                                                      No. ______



                                INTERWOVEN, INC.

                           1999 EQUITY INCENTIVE PLAN

                             STOCK OPTION AGREEMENT
                             ----------------------


          This Stock Option Agreement (this "Agreement") is made and entered into as of the Date of Grant set forth below (the "Date of Grant") by and between Interwoven, Inc., a Delaware corporation (the "Company"), and the Optionee named below ("Optionee"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 1999 Equity Incentive Plan (the "Plan").


Optionee:                     __________________________________________

Social Security Number:       __________________________________________

Optionee's Address:           __________________________________________


Total Option Shares:          __________________________________________

Exercise Price Per Share:     __________________________________________

Date of Grant:                __________________________________________

Vesting Start Date:           __________________________________________

Expiration Date:              __________________________________________
                             (unless earlier terminated under Section 3 hereof)
Type of Stock Option
(Check one):                 [ ] Incentive Stock Option
                             [ ] Nonqualified Stock Option

         1.   Grant of Option.  The Company hereby grants to Optionee an option
              ---------------
(this "Option") to purchase up to the total number of shares of Common Stock of the Company set forth above as Total Option Shares (collectively, the "Shares") at the Exercise Price Per Share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, this Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to the extent permitted under Code Section 422.

         2.   Vesting; Exercise Period.
              ------------------------

              2.1  Vesting of Shares.  This Option shall be exercisable as it
                   -----------------
vests. Subject to the terms and conditions of the Plan and this Agreement, this Option shall vest and become exercisable as to portions of the Shares as follows: (a) this Option shall not be exercisable with respect to any of the Shares until _________________, 19___ (the "First

                                                          Stock Option Agreement
                                                      1999 Equity Incentive Plan

Vesting Date"); (b) if Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company, then on the First Vesting Date, this Option shall become exercisable as to twenty-five percent (25%) of the Shares; and (c) thereafter this Option shall become exercisable as to an additional 2.08333% of the Shares on each monthly anniversary of the First Vesting Date, provided that Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company, at all times during the relevant month. This Option shall cease to vest upon Optionee's Termination and Optionee shall in no event be entitled under this Option to purchase a number of shares of the Company's Common Stock greater than the "Total Option Shares."

              2.2  Vesting of Options.  Shares that are vested pursuant to the
                   ------------------
schedule set forth in Section 2.1 hereof are "Vested Shares." Shares that are not vested pursuant to the schedule set forth in Section 2.1 hereof are "Unvested Shares."

              2.3  Expiration.  This Option shall expire on the Expiration Date
                   ----------
set forth above and must be exercised, if at all, on or before the earlier of the Expiration Date or the date on which this Option is earlier terminated in accordance with the provisions of Section 3 hereof.

         3.   Termination.
              -----------

              3.1  Termination for Any Reason Except Death, Disability or Cause.
                   ------------------------------------------------------------
If Optionee is Terminated for any reason except Optionee's death, Disability or Cause, then this Option, to the extent (and only to the extent) that it is vested in accordance with the schedule set forth in Section 2.1 hereof on the Termination Date, may be exercised by Optionee no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.

              3.2  Termination Because of Death or Disability.  If Optionee is
                   ------------------------------------------
Terminated because of death or Disability of Optionee (or the Optionee dies within three (3) months after Termination other than for Cause or because of Disability), then this Option, to the extent that it is vested in accordance with the schedule set forth in Section 2.1 hereof on the Termination Date, may be exercised by Optionee (or Optionee's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise after three months after the Termination Date when the Termination is for any reason other than Optionee's death or disability, within the meaning of Code Section 22(e)(3), shall be deemed to be the exercise of a nonqualified stock option.

              3.3  Termination for Cause.  If Optionee is Terminated for Cause,
                   ---------------------
this Option will expire on the Optionee's date of Termination.


              3.4  No Obligation to Employ.  Nothing in the Plan or this
                   -----------------------
Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee's employment or other relationship at any time, with or without Cause.

                                                          Stock Option Agreement
                                                      1999 Equity Incentive Plan


         4.   Manner of Exercise.
              ------------------

              4.1    Stock Option Exercise Agreement.  To exercise this Option,
                     -------------------------------
Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company
          ---------
from time to time (the "Exercise Agreement"), which shall set forth, inter alia,
                                                                     ----- ----
Optionee's election to exercise this Option, the number of shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Option.

              4.2    Limitations on Exercise.  This Option may not be exercised
                     -----------------------
unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. This Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which this Option is then exercisable.

              4.3    Payment. The Exercise Agreement shall be accompanied by
                     -------
full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by law:

    (a)  by cancellation of indebtedness of the Company to the Optionee;

    (b) by surrender of shares of the Company's Common Stock that either: (1) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Optionee in the open public market; and (3) are clear of all liens,
                                             ---
         claims, encumbrances or security interests;

    (c) by waiver of compensation due or accrued to Optionee for services rendered;

    (d) provided that a public market for the Company's stock exists: (1) through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a "margin" commitment from Optionee and an NASD
                  --
         Dealer whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the

                                                          Stock Option Agreement
                                                      1999 Equity Incentive Plan

         NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company;

    (f)  by any combination of the foregoing.

              4.4      Tax Withholding. Prior to the issuance of the Shares upon
                       ---------------
exercise of this Option, Optionee must pay or provide for any applicable federal or state withholding obligations of the Company. If the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

              4.5      Issuance of Shares. Provided that the Exercise Agreement
                       ------------------
and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee's authorized assignee, or Optionee's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

         5.   Notice of Disqualifying Disposition of ISO Shares.  To the extent
              -------------------------------------------------
this Option is an ISO, if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two
(2) years after the Date of Grant, and (b) the date one (1) year after transfer of such Shares to Optionee upon exercise of this Option, then Optionee shall immediately notify the Company in writing of such disposition.

         6.   Compliance with Laws and Regulations.  The exercise of this Option
              ------------------------------------
and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

         7.   Nontransferability of Option.  This Option may not be transferred
              ----------------------------
in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

         8.   Tax Consequences.  Set forth below is a brief summary as of the
              ----------------
date the Board adopted the Plan of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                                                          Stock Option Agreement
                                                      1999 Equity Incentive Plan


          8.1      Exercise of Incentive Stock Option.  To the extent this
                   ----------------------------------
Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of this Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal income tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

          8.2      Exercise of Nonqualified Stock Option.  To the extent this
                   -------------------------------------
Option does not qualify as an ISO, there may be a regular federal income tax liability upon the exercise of this Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. The Company may be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

              8.3  Disposition of Shares.  The following tax consequences may
                   ---------------------
apply upon disposition of the Shares.

                   a.   Incentive Stock Options.  If the Shares are held for
                        -----------------------
more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price.

                   b.   Nonqualified Stock Options.  If the Shares are held for
                        --------------------------
more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long-term capital gain.

                   c.   Withholding.  The Company may be required to withhold
                        -----------
from Participant's compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

         9.   Privileges of Stock Ownership.  Optionee shall not have any of the
              -----------------------------
rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

         10.  Interpretation.  Any dispute regarding the interpretation of this
              --------------
Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

         11.  Entire Agreement.  The Plan is incorporated herein by reference.
              ----------------
This Agreement and the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

                                                          Stock Option Agreement
                                                      1999 Equity Incentive Plan


         12.  Notices.  Any notice required to be given or delivered to the
              -------
Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

         13.  Successors and Assigns.  The Company may assign any of its rights
              ----------------------
under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's heirs, executors, administrators, legal representatives, successors and assigns.

         14.  Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the internal laws of the State of California, without regard to that body of law pertaining to choice of law or conflict of law.

         15.  Acceptance.  Optionee hereby acknowledges receipt of a copy of the
              ----------
Plan and this Agreement. Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Agreement. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that the Company has advised Optionee to consult a tax advisor prior to such exercise or disposition.

                                                          Stock Option Agreement
                                                      1999 Equity Incentive Plan


        IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Optionee has executed this Agreement in duplicate as of the Date of Grant.

INTERWOVEN, INC.                        OPTIONEE


By:_________________________________    _____________________________________
                                        (Signature)

____________________________________    _____________________________________
(Please print name)                     (Please print name)

____________________________________
(Please print title)

                                   EXHIBIT A
                                   ---------


                        STOCK OPTION EXERCISE AGREEMENT

                                   Exhibit A
                                   ---------

                               INTERWOVEN, INC.
                    1999 EQUITY INCENTIVE PLAN (the "Plan")
                        STOCK OPTION EXERCISE AGREEMENT
                        -------------------------------

     I hereby elect to purchase the number of shares of Common Stock of INTERWOVEN, INC. (the "Company") as set forth below:

Optionee_________________________________________          Number of Shares Purchased:_________________________________
Social Security Number:__________________________          Purchase Price per Share:___________________________________
Address:_________________________________________          Aggregate Purchase Price:___________________________________
        _________________________________________          Date of Option Agreement:___________________________________
        _________________________________________
Type of Option:    [ ]  Incentive Stock Option             Exact Name of Title to Shares:______________________________
                   [ ]  Nonqualified Stock Option          ____________________________________________________________

1. Delivery of Purchase Price. Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Option Agreement (the "Option Agreement") as follows (check as applicable and complete):


[ ] in cash (by check) in the amount of $_____________________, receipt of which is acknowledged by the Company;

[ ] by cancellation of indebtedness of the Company to Optionee in the amount of $___________________________________;

[ ] by delivery of ______________________________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $____________________ per share;

[ ] by the waiver hereby of compensation due or accrued to Optionee for services rendered in the amount of $____________________________________ ;

[ ] through a "same-day-sale" commitment, delivered herewith, from Optionee and the NASD Dealer named therein, in the amount of $______________________; or

[ ] through a "margin" commitment, delivered herewith from Optionee and the NASD Dealer named therein, in the amount $________________________________.

2. Market Standoff Agreement. Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

3. Tax Consequences. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Agreement, the Plan and the Option Agreement constitute the entire agreement and understanding of the parties and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflict of law.


Date:__________________________________     ____________________________________
                                            Signature of Optionee

                                Spousal Consent



     I acknowledge that I have read the foregoing Stock Option Exercise Agreement (the "Agreement") and that I know its contents. I hereby consent to and approve all of the provisions of the Agreement, and agree that the shares of the Common Stock of Interwoven, Inc. purchased thereunder (the "Shares") and any interest I may have in such Shares are subject to all the provisions of the Agreement. I will take no action at any time to hinder operation of the Agreement on these Shares or any interest I may have in or to them.





          ____________________________________      Date:______________________
          Signature of Optionee's Spouse

          ____________________________________
          Spouse's Name - Typed or Printed

          ____________________________________
          Optionee's Name - Typed or Printed

                                                                   EXHIBIT 10.04

                                                                      No. ______


                               INTERWOVEN, INC.

                          1999 EQUITY INCENTIVE PLAN

                            STOCK OPTION AGREEMENT
                            ----------------------
                         (For Non-Employee Directors)


          This Stock Option Agreement (this "Agreement") is made and entered into as of the Date of Grant set forth below (the "Date of Grant") by and between Interwoven, Inc., a Delaware corporation (the "Company"), and the Optionee named below ("Optionee"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 1999 Equity Incentive Plan (the "Plan").

Optionee:                     ________________________________________

Social Security Number:       ________________________________________

Optionee's Address:           ________________________________________


Total Option Shares:          ________________________________________

Exercise Price Per Share:     ________________________________________

Date of Grant:                ________________________________________

Expiration Date:              ________________________________________
                             (unless earlier terminated under Section 3 hereof)

Type of Stock Option:         Nonqualified Stock Option
                              ________________________________________

         1.   Grant of Option.  The Company hereby grants to Optionee an option
              ---------------
(this "Option") to purchase up to the total number of shares of Common Stock of the Company set forth above as Total Option Shares (collectively, the "Shares") at the Exercise Price Per Share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Agreement and the Plan.

         2.   Vesting; Exercise Period.
              ------------------------

              2.1      Vesting of Shares. Subject to the terms and conditions of
                       -----------------
the Plan and this Agreement, this Option shall be 100% vested and exercisable as to the Shares as of the Date of Grant.

              2.2      Expiration. This Option shall expire on the Expiration
                       ----------
Date set forth above and must be exercised, if at all, on or before the earlier of the Expiration Date or the date on which this Option is earlier terminated in accordance with the provisions of Section 3 hereof.

         3.   Termination.  Except as provided below in this Section, this
              -----------
Option shall terminate and may not be exercised if Optionee ceases to be a member of the Board of Directors

                                                          Stock Option Agreement
                                                      For Non-Employee Directors
                                                      1999 Equity Incentive Plan

of the Company ("Board Member"). The date on which Optionee ceases to be a Board Member shall be referred to as the "Termination Date."

              3.1      Termination for Any Reason Except Death or Disability. If
                       -----------------------------------------------------
Optionee ceases to be a Board Member for any reason except Death or Disability, then this Option may be exercised by Optionee no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.

              3.2      Termination Because of Death or Disability.  If Optionee
                       ------------------------------------------
ceases to be a Board Member for any reason except Death or Disability, then this Option may be exercised by Optionee (or Optionee's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date.

         4.   Manner of Exercise.
              ------------------

              4.1      Stock Option Exercise Agreement. To exercise this Option,
                       -------------------------------
Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company
          ---------
from time to time (the "Exercise Agreement"), which shall set forth, inter alia,
                                                                     ----- ----
Optionee's election to exercise this Option, the number of shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Option.

              4.2      Limitations on Exercise. This Option may not be exercised
                       -----------------------
unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. This Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which this Option is then exercisable.

              4.3      Payment. The Exercise Agreement shall be accompanied by
                       -------
full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by law:

    (a)  by cancellation of indebtedness of the Company to the Optionee;

    (b) by surrender of shares of the Company's Common Stock that either: (1) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Optionee in the open public market; and (3) are clear of all liens,
                                             ---
         claims, encumbrances or security interests;

                                                          Stock Option Agreement
                                                      For Non-Employee Directors
                                                      1999 Equity Incentive Plan

    (c) by waiver of compensation due or accrued to Optionee for services rendered;

    (d) provided that a public market for the Company's stock exists: (1) through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a "margin" commitment from Optionee and an NASD
                  --
         Dealer whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company;

    (f)  by any combination of the foregoing.

            4.4      Tax Withholding.  Prior to the issuance of the Shares upon
                     ---------------
exercise of this Option, Optionee must pay or provide for any applicable federal or state withholding obligations of the Company. If the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

            4.5      Issuance of Shares. Provided that the Exercise Agreement
                     ------------------
and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee's authorized assignee, or Optionee's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

         5.   Compliance with Laws and Regulations.  The exercise of this Option
              ------------------------------------
and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

         6.   Nontransferability of Option.  This Option may not be transferred
              ----------------------------
in any manner other than under the terms and conditions of the Plan or by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee. The

                                                          Stock Option Agreement
                                                      For Non-Employee Directors
                                                      1999 Equity Incentive Plan

terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

         7.   Tax Consequences.  Set forth below is a brief summary as of the
              ----------------
date the Board adopted the Plan of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

              7.1      Exercise of Nonqualified Stock Option. To the extent this
                       -------------------------------------
Option does not qualify as an ISO, there may be a regular federal income tax liability upon the exercise of this Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. The Company may be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

              7.2      Disposition of Shares. The following tax consequences may
                       ---------------------
apply upon disposition of the Shares.

                       a.       Nonqualified Stock Options. If the Shares are
                                --------------------------
held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long-term capital gain.

                       b.       Withholding. The Company may be required to
                                ------------
withhold from Optionee's compensation or collect from the Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

         8.   Privileges of Stock Ownership.  Optionee shall not have any of the
              -----------------------------
rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

         9.   Interpretation.  Any dispute regarding the interpretation of this
              --------------
Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

         10.  Entire Agreement.  The Plan is incorporated herein by reference.
              ----------------
This Agreement and the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

         11.  Notices.  Any notice required to be given or delivered to the
              -------
Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to

                                                          Stock Option Agreement
                                                      For Non-Employee Directors
                                                      1999 Equity Incentive Plan

Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

         12.  Successors and Assigns.  The Company may assign any of its rights
              ----------------------
under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's heirs, executors, administrators, legal representatives, successors and assigns.

         13.  Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the internal laws of the State of California, without regard to that body of law pertaining to choice of law or conflict of law.

         14.  Acceptance.  Optionee hereby acknowledges receipt of a copy of the
              ----------
Plan and this Agreement. Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Agreement. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that the Company has advised Optionee to consult a tax advisor prior to such exercise or disposition.

                                                          Stock Option Agreement
                                                      For Non-Employee Directors
                                                      1999 Equity Incentive Plan


        IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Optionee has executed this Agreement in duplicate as of the Date of Grant.

INTERWOVEN, INC.                 OPTIONEE


By:_______________________       _______________________
                                 (Signature)

__________________________       _______________________
(Please print name)              (Please print name)

__________________________
(Please print title)

                                   EXHIBIT A
                                   ---------


                        STOCK OPTION EXERCISE AGREEMENT

                                   Exhibit A
                                   ---------

                               INTERWOVEN, INC.
                    1999 EQUITY INCENTIVE PLAN (the "Plan")
                        STOCK OPTION EXERCISE AGREEMENT
                        -------------------------------
                         (For Non-Employee Directors)

     I hereby elect to purchase the number of shares of Common Stock of INTERWOVEN, INC. (the "Company") as set forth below:

Optionee______________________________________________     Number of Shares Purchased:_________________________________
Social Security Number:_______________________________     Purchase Price per Share:___________________________________
Address:______________________________________________     Aggregate Purchase Price:___________________________________
        ______________________________________________     Date of Option Agreement:___________________________________
        ______________________________________________
Type of Option:        Nonqualified Stock Option           Exact Name of Title to Shares:______________________________
                                                           ____________________________________________________________

1. Delivery of Purchase Price. Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Option Agreement (the "Option Agreement") as follows (check as applicable and complete):

[ ] in cash (by check) in the amount of $_____________________, receipt of which is acknowledged by the Company;

[ ] by cancellation of indebtedness of the Company to Optionee in the amount of $___________________________________;

[ ] by delivery of ______________________________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $____________________ per share;

[ ] by the waiver hereby of compensation due or accrued to Optionee for services rendered in the amount of $____________________________________ ;

[ ] through a "same-day-sale" commitment, delivered herewith, from Optionee and the NASD Dealer named therein, in the amount of $_______________________________; or

[ ] through a "margin" commitment, delivered herewith from Optionee and the NASD Dealer named therein, in the amount of $___________________________.

2. Market Standoff Agreement. Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

3. Tax Consequences. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Agreement, the Plan and the Option Agreement constitute the entire agreement and understanding of the parties and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflict of law.

Date:__________________________________     ____________________________________
                                            Signature of Optionee

                                Spousal Consent


     I acknowledge that I have read the foregoing Stock Option Exercise Agreement (the "Agreement") and that I know its contents. I hereby consent to and approve all of the provisions of the Agreement, and agree that the shares of the Common Stock of Interwoven, Inc. purchased thereunder (the "Shares") and any interest I may have in such Shares are subject to all the provisions of the Agreement. I will take no action at any time to hinder operation of the Agreement on these Shares or any interest I may have in or to them.






_____________________________________            Date:__________________
Signature of Optionee's Spouse

_____________________________________
Spouse's Name - Typed or Printed

_____________________________________
Optionee's Name - Typed or Printed